UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 25, 2025
(Date of earliest event reported)

BBCMS Mortgage Trust 2025-5C37
(Central Index Key Number 0002077702)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Capital SCF LOE I(A), LLC
(Central Index Key Number 0002058685)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-03	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of September 9, 2025, with respect to the BBCMS Mortgage Trust 2025-5C37. The purpose of this Form 8-K/A is to make clerical revisions and other minor revisions to (i) the agreement previously filed as Exhibit 4.7 to the Form 8-K, (ii) the agreement previously filed as Exhibit 4.8 to the Form 8-K, (iii) the agreement previously filed as Exhibit 99.1 to the Form 8-K, (iv) the agreement previously filed as Exhibit 99.2 to the Form 8-K, (v) the agreement previously filed as Exhibit 99.3 to the Form 8-K, (vi) the agreement previously filed as Exhibit 99.4 to the Form 8-K, (vii) the agreement previously filed as Exhibit 99.5 to the Form 8-K, (viii) the agreement previously filed as Exhibit 99.6 to the Form 8-K, (ix) the agreement previously filed as Exhibit 99.7 to the Form 8-K and (x) the agreement previously filed as Exhibit 99.8 to the Form 8-K. The agreement previously filed as Exhibit 4.7 is hereby amended and restated in its entirety by the version attached hereto, the agreement previously filed as Exhibit 4.8 is hereby amended and restated in its entirety by the version attached hereto, the agreement previously filed as Exhibit 99.1 is hereby amended and restated in its entirety by the version attached hereto, the agreement previously filed as Exhibit 99.2 is hereby amended and restated in its entirety by the version attached hereto, the agreement previously filed as Exhibit 99.3 is hereby amended and restated in its entirety by the version attached hereto, the agreement previously filed as Exhibit 99.4 is hereby amended and restated in its entirety by the version attached hereto, the agreement previously filed as Exhibit 99.5 is hereby amended and restated in its entirety by the version attached hereto, the agreement previously filed as Exhibit 99.6 is hereby amended and restated in its entirety by the version attached hereto, the agreement previously filed as Exhibit 99.7 is hereby amended and restated in its entirety by the version attached hereto, and the agreement previously filed as Exhibit 99.8 is hereby amended and restated in its entirety by the version attached hereto. No other changes are being made to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.7	Agreement Between Note Holders, dated as of August 14, 2025, by and between Morgan Stanley Bank, N.A., as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note B-1 Holder, Initial Note C-1 Holder, Initial Note D-1 Holder and Initial Note E-1 Holder, Bank of Montreal, as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note B-2 Holder, Initial Note C-2 Holder, Initial Note D-2 Holder and Initial Note E-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3-1 Holder, Initial Note A-3-2 Holder, Initial Note B-3 Holder, Initial Note C-3 Holder, Initial Note D-3 Holder and Initial Note E-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4-1 Holder, Initial Note A-4-2 Holder, Initial Note B-4 Holder, Initial Note C-4 Holder, Initial Note D-4 Holder and Initial Note E-4 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.
Exhibit 4.8	Co-Lender Agreement, dated as of June 20, 2025, by and among Goldman Sachs Bank USA, as initial owner of Note A-1-1, Note A-1-2 and Note A-1-3, and Barclays Capital Real Estate Inc., as initial owner of Note A-2-1, Note A-2-2 and Note A-2-3.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, among 3650 Capital SCF LOE I(A), LLC, as seller, 3650 Real Estate Investment Trust 2 LLC and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between Societe Generale Financial Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between UBS AG New York Branch, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2025	BARCLAYS COMMERCIAL MORTGAGE
SECURITIES LLC
(Registrant)

	By:	/s/ Daniel Schmidt
Name: Daniel Schmidt
Title: Chief Executive Officer